UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2016

TRANSAKT LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-50392	98-0514250
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Unit 8, 3/F. Wah Yiu Industrial Centre, 30-32 Au Pui Wan St.
Fotan, Hong Kong	n/a
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 852-52389111

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 1, 2016, TransAKT LTd (we", "us" "our”, and the “Company”) held our Annual and Special meeting of stockholders in Taipei City, Taiwan. The Meeting was held for the following purposes:

1.

to approve a reverse stock split of our issued and outstanding shares on the basis of up to 20 old shares for 1 new share, to be implemented at the discretion of the Board of Directors by April 1, 2017 (the “Reverse Stock Split”); no fractional shares will be issued in connection with the Reverse Stock Split, in the case of a fractional share, the fractional share will be rounded up;

2.	to elect Ho Kang-Wing, He Jiaxian, He Jingtian, and Tam Yuk-Ching as Directors to serve our company for the ensuing year and until their successors are elected;

3.	to ratify the appointment of AWC (CPA) Ltd. as our independent registered public accounting firm for the fiscal year ended December 31, 2015 and to allow Directors to set the remuneration; and

No other proposals or business were considered or put to a vote at the meeting.

Our board fixed the close of business on February 29, 2016 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting. Each holder of record of shares of common stock, $0.001 par value per share, was entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

Results of Shareholder Voting

Votes cast for the Meeting were tabulated by Broadridge Voting Services. Of the 613, 447,306 shares of common stock entitled to be voted at the meeting, 374,652,229 or 61.07% of those common shares were represented at the Meeting, either in person or by proxy.

Each of three of the proposals put forward by the Board of Directors was approved at the Meeting. The voting results were as follows:

PROPOSAL 1: TO APPROVE A REVERSE STOCK SPLIT

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
BENEFICIAL	3,522,153	1,325,850	1,250
REGISTERED	369,802,976	0	0
TOTAL SHARES VOTED	373,325,129	1,325,850	1,250
% OF VOTED	99.64%	0.35%
% OF OUTSTANDING	60.85%	0.21%

PROPOSAL 2: TO ELECT HO KANG-WING, HE JIAXIAN, HE JINGTIAN, & TAM YUK-CHING

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
BENEFICIAL	4,488,203	358,550	2,500
REGISTERED	369,802,976	0	0
TOTAL SHARES VOTED	374,291,179	358,550	2,500
% OF VOTED	99.90%	0.09%
% OF OUTSTANDING	61.01%	0.05%

PROPOSAL 3: TO RATIFY AWC (CPA) LTD. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANT OF THE COMPANY

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
BENEFICIAL	4,487,703	360,300	1,250
REGISTERED	369,802,976	0	0
TOTAL SHARES VOTED	374,290,679	360,300	1,250
% OF VOTED	99.90%	0.09%
% OF OUTSTANDING	61.01%	0.05%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSAKT LTD.

/s/ Yam Chi-Wah
Yam Chi-Wah
Chief Financial Officer

Date: April 14, 2016